                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT is made and entered into this 3rd day of
September, 2002, by and between each of the open-end management investment companies listed on SCHEDULE A, attached hereto, as of the dates noted on such
SCHEDULE A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and AMERICAN CENTURY INVESTMENT SERVICES, INC.
("Distributor"), a Delaware corporation.

         WHEREAS, the common stock of each of the Issuers is currently divided into a number of separate series of shares, or funds, each corresponding to a distinct portfolio of securities, and many of which are also divided into multiple classes of shares; and

         WHEREAS, Distributor is a registered as a broker-dealer with the
Securities and Exchange Commission ("SEC") under the Securities Exchange Act of
1934 and is a member of the National Association of Securities Dealers, Inc.;
and

         WHEREAS, American Century Investment Management, Inc. ("ACIM") is the
registered investment adviser to the Issuers; and

         WHEREAS, the Boards of Directors and Boards of Trustees of the Funds
(collectively, the "Board") wish to engage the Distributor to act as the distributor of the Funds;

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

Section 1. General Responsibilities

Each Issuer hereby engages Distributor to act as exclusive distributor of the shares of each class of its separate series, and any other series and classes as may be designated from time to time hereafter (the "Funds"). The Funds subject to this Distribution Agreement are identified on SCHEDULE A, as the same may be amended from time to time. Sales of a Fund's shares shall be made only to investors residing in those states in which such Fund is registered. After effectiveness of each Fund's registration statement, Distributor will hold itself available to receive, as agent for the Funds, and will receive, by mail, telex, telephone, and/or such other method as may be agreed upon between
Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance with the provisions of the applicable Fund's prospectus. Distributor will be available to transmit such orders as are so accepted to the Fund's transfer agent as promptly as possible for processing at the shares' net asset value next determined in accordance with the prospectuses.

a.        Offering Price. All shares sold by Distributor under this Agreement shall be sold at the net asset value per share ("Net Asset Value")
          determined in the manner described in each Fund's prospectus, as it may be amended from time to time, next computed after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and promptly furnish to Distributor a statement of the Net
          Asset Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b.        Promotion Support. Each Fund shall furnish to Distributor for use in connection with the sale of its shares such written information with respect to said Fund as Distributor may reasonably request. Each Fund represents and warrants that such information, when authenticated by the signature of one of its officers, shall be true and correct. Each
          Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional information regarding said Fund's financial condition as Distributor may reasonably request. Any and all representations, statements and solicitations respecting a Fund's shares made in advertisements, sales literature and in any other manner whatsoever shall be limited to and conform in all respects to the information provided hereunder.

c.        Regulatory Compliance. Each Fund shall furnish to Distributor copies of its current form of prospectus, as filed with the SEC, in such quantity as Distributor may reasonably request from time to time, and authorizes Distributor to use the prospectus in connection with the sale of such Fund's shares. All such sales shall be initiated by offer of, and conducted in accordance with, such prospectus and all of the provisions of the Securities Act of 1933, the Investment Company Act
          of 1940 ("1940 Act") and all the rules and regulations thereunder.
          Distributor shall furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully request in order to ascertain whether the Funds' operations are being conducted in a manner consistent with any applicable law or regulations.

d.        Acceptance. All orders for the purchase of its shares are subject to acceptance by each Fund.

Section 2. Compensation

a.        Investor Class, Institutional Class, Class I and Class III Shares.
          Except for the promises of the Funds contained in this Agreement and their performance thereof, Distributor shall not be entitled to compensation for its services hereunder with respect to the Investor
          Class, Institutional Class, Class I or Class III Classes of shares.

b.        Advisor Class Shares. For the services provided and expenses incurred by Distributor as described in Section 2 and Section 3 of the Master
          Distribution and Shareholder Services Plan adopted by the Board with respect to the Advisor Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

c.        C Class Shares. For the services provided and expenses incurred by
          Distributor as described in Section 2 and Section 3 of the Master
          Distribution and Individual Shareholder Services Plan adopted by the
          Board with respect to the C Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

d.        Class II Shares. For the services provided and expenses incurred by
          Distributor as described in Section 2 of the Master Distribution Plan adopted by the Board with respect to the Class II Funds, Distributor shall be compensated by ACIM, not by the funds.

e.        A Class Shares. For the services provided and expenses incurred by
          Distributor as described in Section 2 and Section 3 of the Master
          Distribution and Individual Shareholder Services Plan adopted by the
          Board with respect to the A Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

f.        B Class Shares. For the services provided and expenses incurred by
          Distributor as described in Section 2 and Section 3 of the Master
          Distribution and Individual Shareholder Services Plan adopted by the
          Board with respect to the B Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

g.        C Class II Shares. For the services provided and expenses incurred by
          Distributor as described in Section 2 and Section 3 of the Master
          Distribution and Individual Shareholder Services Plan adopted by the
          Board with respect to the C Class II of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

Section 3. Expenses

a.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and
          Shareholder Services Plan, dated as of September 3, 1996, with respect to the Advisor Class of the Funds' shares, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (B)
          compensation to registered representatives or other employees of
          Distributor who engage in or support distribution of the Funds'
          Advisor Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of
          Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers , Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

b.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the applicable Master
          Distribution and Individual Shareholder Services Plan, dated as of
          September 16, 2000 for certain funds and dated as of March 1, 2001 for certain other funds, both to be effective as of May 1, 2001, with respect to the C Class of the Funds' shares, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to Selling Agreements; (B)
          compensation to registered representatives or other employees of
          Distributor who engage in or support distribution of the Funds' C
          Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of
          Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

c.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution Plan, dated as of May 18, 2001, with respect to the Class II Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Class II Funds pursuant to Selling
          Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the
          Class II Funds' shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Class II Funds' shareholders and prospective shareholders; (F)
          receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Class II Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Class II Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Class II Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuer determines may be paid for by the Issuer pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

d.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and
          Individual Shareholder Services Plan, dated as of September 3, 2002, with respect to the A Class shares of the Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell A Class shares pursuant to Selling Agreements; (B)
          compensation to registered representatives or other employees of
          Distributor who engage in or support distribution of the Funds' A
          Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of
          Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

e.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and
          Individual Shareholder Services Plan, dated as of September 3, 2002, with respect to the B Class shares of the Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell B Class shares pursuant to Selling Agreements; (B)
          compensation to registered representatives or other employees of
          Distributor who engage in or support distribution of the Funds' B
          Class shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of
          Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

f.        Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the performance of its distribution duties hereunder and under the Master Distribution and
          Individual Shareholder Services Plan, dated as of September 3, 2002, with respect to the C Class II shares of the Funds, including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class II shares pursuant to Selling Agreements; (B)
          compensation to registered representatives or other employees of
          Distributor who engage in or support distribution of the Funds' C
          Class II shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of
          Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

g.        In addition to paying the above expenses with respect to the Advisor
          Class, C Class, Class II, Class A, Class B and Class C II, Distributor
          or an affiliate shall pay all expenses incurred with respect to the
          Funds' other classes in connection with their registration under the
          Securities Act of 1933 and the 1940 Act, the qualification of such shares for sale in each jurisdiction designated by ACIM, the issue and transfer of such shares (including the expenses of confirming purchase and redemption orders and of supplying the information, prices and other data to be furnished by the Funds under this Agreement), the registration of Distributor as a broker, and the registration and qualification of its officers, directors and representatives under applicable federal and state laws.

Section 4. Independent Contractor

Distributor shall be an independent contractor. Neither Distributor nor any of its officers, trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's duties hereunder.
Distributor shall be responsible for its own conduct and the employment, control, compensation and conduct of its agents and employees, and for any injury to such agents or employees or to others through its agents and employees. Any obligations of Distributor hereunder may be performed by one or more affiliates of Distributor.

Section 5. Affiliation with the Funds

Subject to and in accordance with each Fund's formative documents and Section 10 of the 1940 Act, it is understood: that the directors, officers, agents and shareholders of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor; that directors, officers, agents or shareholders of Distributor are or may be interested in the Funds as directors, officers, shareholders (directly or indirectly) or otherwise; and that the effect of any such interest shall be governed by the 1940 Act and Section 4.

Section 6. Books and Records

It is expressly understood and agreed that all documents, reports, records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed hereunder shall be the sole property of the Funds and that such property, to the extent held by Distributor, shall be held by
Distributor as agent during the effective term of this Agreement. All Fund
Records shall be delivered to the applicable Fund upon the termination of this
Agreement, free from any claim or retention of rights by Distributor.

Section 7. Services Not Exclusive

The services of Distributor to the Funds hereunder are not to be deemed exclusive, and Distributor shall be free to render similar services to others.

Section 8. Renewal and Termination

a.        Term and Annual Renewal. The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each
          Issuer, and it shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of its Board, and the vote of a majority of said directors who are neither parties to the Agreement nor interested persons of any such party, cast at a meeting called for the purpose of voting on such approval. "Approved at least annually"
          shall mean approval occurring, with respect to the first continuance of the Agreement, during the 90 days prior to and including the date of its termination in the absence of such approval, and with respect to any subsequent continuance, during the 90 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of the Agreement became effective. The effective date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b.        Termination. This Agreement may be terminated at any time, without payment of any penalty, by a Fund's Board, upon 60 days' written notice to Distributor, and by Distributor upon 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" shall have the meaning set forth for such term in Section 2(a)(4) of the 1940 Act.

Section 9. Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

Section   10. Applicable Law

This Agreement shall be construed in accordance with the laws of the State of
Missouri.

Section 11. Amendment

This Agreement and the Schedules forming a part hereof may be amended at any time by a writing signed by each of the parties hereto. In the event that the
Board of any additional funds indicate by resolution that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the effective date of this Agreement or subsequently formed, SCHEDULE A hereto shall be amended to reflect the addition of such new funds and such new funds shall thereafter become parties hereto. In the event that such new funds issue multiple classes of shares, SCHEDULES B, C, D, E, F, G, H, I, J and K, as appropriate, shall be amended to reflect the addition of such new funds'
classes. In the event that any of the Funds listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations,
SCHEDULE A (and, as appropriate, SCHEDULES B, C, D, E, F, G, H, I, J and K)
shall be amended to reflect the deletion of such Fund and its various classes.

                                    AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                    By:       /*/David C. Tucker
                                              David C. Tucker
                                              Senior Vice President

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY TARGET MATURITIES TRUST
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                    By:       /*/Charles A. Etherington
                                              Charles A. Etherington
                                              Vice President

                                                    SCHEDULE A

                            Companies and Funds Covered by this Distribution Agreement
Fund                                                                          Date of Agreement
----                                                                          -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   March 13, 2000
>>       California Tax-Free Money Market Fund                                  March 13, 2000
>>       California Limited-Term Tax-Free Fund                                  March 13, 2000
>>       California Intermediate-Term Tax-Free Fund                             March 13, 2000
>>       California Long-Term Tax-Free Fund                                     March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                     March 13, 2000
>>       Real Estate Fund                                                       March 13, 2000
>>       Value Fund                                                             March 13, 2000
>>       Small Cap Value Fund                                                   March 13, 2000
>>       Equity Index Fund                                                      March 13, 2000
>>       Large Company Value Fund                                               March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term Treasury Fund)                March 13, 2000
>>       Government Agency Money Market Fund                                    March 13, 2000
>>       Short-Term Government Fund                                             March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                                   March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted              March 13, 2000
         Treasury Fund)
>>       Capital Preservation Fund                                              March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                                March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                March 13, 2000
>>       Diversified Bond Fund                                                  August 1, 2001
>>       Premium Money Market Fund                                              August 1, 2001
>>       High-Yield Fund                                                        July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona                          March 13, 2000
      Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida                          March 13, 2000
      Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                                             March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)               March 13, 2000
>>       High-Yield Municipal Fund                                              March 13, 2000
>>       Florida Municipal Money Market Fund                                    March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                          March 13, 2000
>>       Growth Fund                                                            March 13, 2000
>>       Heritage Fund                                                          March 13, 2000
>>       Select Fund                                                            March 13, 2000
>>       Ultra Fund                                                             March 13, 2000
>>       Vista Fund                                                             March 13, 2000
>>       Giftrust Fund                                                          March 13, 2000
>>       New Opportunities Fund                                                 March 13, 2000
>>       Tax-Managed Value Fund                                                 March 13, 2000
>>       Veedot Fund                                                            March 13, 2000
>>       Veedot Large-Cap Fund                                                  March 13, 2000
>>       New Opportunities II Fund                                              May 1, 2001
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                                     March 13, 2000
>>       Income & Growth Fund                                                   March 13, 2000
>>       Global Gold Fund                                                       March 13, 2000
>>       Global Natural Resources Fund                                          March 13, 2000
>>       Utilities Fund                                                         March 13, 2000
>>       Small Cap Quantitative Fund                                            March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                                  March 13, 2000
>>       Strategic Allocation: Conservative Fund                                March 13, 2000
>>       Strategic Allocation: Moderate Fund                                    March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                                       March 13, 2000
>>       Target 2010 Fund                                                       March 13, 2000
>>       Target 2015 Fund                                                       March 13, 2000
>>       Target 2020 Fund                                                       March 13, 2000
>>       Target 2025 Fund                                                       March 13, 2000
>>       Target 2030 Fund                                                       December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                                       March 13, 2000
>>       VP Capital Appreciation Fund                                           March 13, 2000
>>       VP International Fund                                                  March 13, 2000
>>       VP Income & Growth Fund                                                March 13, 2000
>>       VP Value Fund                                                          March 13, 2000
>>       VP Equity Index Fund                                                   December 1, 2000
>>       VP Growth Fund                                                         December 1, 2000
>>       VP Ultra Fund                                                          December 1, 2000
>>       VP Vista Fund                                                          December 1, 2000
>>       VP Global Growth Fund                                                  December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                                             December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                                  March 13, 2000
>>       International Growth Fund                                              March 13, 2000
>>       International Discovery Fund                                           March 13, 2000
>>       Global Growth Fund                                                     March 13, 2000
>>       Life Sciences Fund                                                     June 1, 2000
>>       Technology Fund                                                        June 1, 2000
>>       International Opportunities Fund                                       May 1, 2001
>>       European Growth Fund                                                   May 1, 2001

                                                    SCHEDULE B

                                               Investor Class Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   March 13, 2000
>>       California Tax-Free Money Market Fund                                  March 13, 2000
>>       California Limited-Term Tax-Free Fund                                  March 13, 2000
>>       California Intermediate-Term Tax-Free Fund                             March 13, 2000
>>       California Long-Term Tax-Free Fund                                     March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                     March 13, 2000
>>       Real Estate Fund                                                       March 13, 2000
>>       Value Fund                                                             March 13, 2000
>>       Small Cap Value Fund                                                   March 13, 2000
>>       Equity Index Fund                                                      March 13, 2000
>>       Large Company Value Fund                                               March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term Treasury Fund)                March 13, 2000
>>       Government Agency Money Market Fund                                    March 13, 2000
>>       Short-Term Government Fund                                             March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                                   March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted              March 13, 2000
         Treasury Fund)
>>       Capital Preservation Fund                                              March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                                March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                March 13, 2000
>>       Diversified Bond Fund                                                  August 1, 2001
>>       Premium Money Market Fund                                              August 1, 2001
>>       High-Yield Fund                                                        July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona                          March 13, 2000
         Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida                          March 13, 2000
         Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                                             March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)               March 13, 2000
>>       High-Yield Municipal Fund                                              March 13, 2000
>>       Florida Municipal Money Market Fund                                    March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                          March 13, 2000
>>       Growth Fund                                                            March 13, 2000
>>       Heritage Fund                                                          March 13, 2000
>>       Select Fund                                                            March 13, 2000
>>       Ultra Fund                                                             March 13, 2000
>>       Vista Fund                                                             March 13, 2000
>>       Giftrust                                                               March 13, 2000
>>       New Opportunities Fund                                                 March 13, 2000
>>       Tax-Managed Value Fund                                                 March 13, 2000
>>       Veedot Fund                                                            March 13, 2000
>>       Veedot Large-Cap Fund                                                  March 13, 2000
>>       New Opportunities II Fund                                              May 1, 2001
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                                     March 13, 2000
>>       Income & Growth Fund                                                   March 13, 2000
>>       Global Gold Fund                                                       March 13, 2000
>>       Utilities Fund                                                         March 13, 2000
>>       Global Natural Resources Fund                                          March 13, 2000
>>       Small Cap Quantitative Fund                                            March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                                  March 13, 2000
>>       Strategic Allocation: Conservative Fund                                March 13, 2000
>>       Strategic Allocation: Moderate Fund                                    March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                                       March 13, 2000
>>       Target 2010 Fund                                                       March 13, 2000
>>       Target 2015 Fund                                                       March 13, 2000
>>       Target 2020 Fund                                                       March 13, 2000
>>       Target 2025 Fund                                                       March 13, 2000
>>       Target 2030 Fund                                                       December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                                       March 13, 2000
>>       VP Capital Appreciation Fund                                           March 13, 2000
>>       VP International Fund                                                  March 13, 2000
>>       VP Income & Growth Fund                                                March 13, 2000
>>       VP Value Fund                                                          March 13, 2000
>>       VP Equity Index Fund                                                   December 1, 2000
>>       VP Growth Fund                                                         December 1, 2000
>>       VP Ultra Fund                                                          December 1, 2000
>>       VP Vista Fund                                                          December 1, 2000
>>       VP Global Growth Fund                                                  December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                                             December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                                  March 13, 2000
>>       International Growth Fund                                              March 13, 2000
>>       International Discovery Fund                                           March 13, 2000
>>       Global Growth Fund                                                     March 13, 2000
>>       Life Sciences                                                          June 1, 2000
>>       Technology Fund                                                        June 1, 2000
>>       International Opportunities Fund                                       May 1, 2001
>>       European Growth Fund                                                   May 1, 2001

                                                    SCHEDULE C
                                             Institutional Class Funds

Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                     March 13, 2000
>>       Real Estate Fund                                                       March 13, 2000
>>       Value Fund                                                             March 13, 2000
>>       Small Cap Value Fund                                                   March 13, 2000
>>       Equity Index Fund                                                      March 13, 2000
>>       Large Company Value Fund                                               March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                          March 13, 2000
>>       Growth Fund                                                            March 13, 2000
>>       Heritage Fund                                                          March 13, 2000
>>       Select Fund                                                            March 13, 2000
>>       Ultra Fund                                                             March 13, 2000
>>       Vista Fund                                                             March 13, 2000
>>       Tax-Managed Value Fund                                                 March 13, 2000
>>       Veedot Fund                                                            March 13, 2000
>>       Veedot Large-Cap Fund                                                  March 13, 2000
>>       New Opportunities II Fund                                              May 1, 2001
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                                     March 13, 2000
>>       Income & Growth Fund                                                   March 13, 2000
>>       Small Cap Quantitative Fund                                            March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                                  June 1, 2000
>>       Strategic Allocation: Conservative Fund                                June 1, 2000
>>       Strategic Allocation: Moderate Fund                                    June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                                  March 13, 2000
>>       International Growth Fund                                              March 13, 2000
>>       International Discovery Fund                                           March 13, 2000
>>       Global Growth Fund                                                     March 13, 2000
>>       Life Sciences Fund                                                     June 1, 2000
>>       Technology Fund                                                        June 1, 2000
>>       International Opportunities Fund                                       May 1, 2001
>>       European Growth Fund                                                   May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                                                  August 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Inflation-Adjusted Bond Fund                                           March 1, 2002

                                                    SCHEDULE D

                                                Advisor Class Funds

Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                     March 13, 2000
>>       Value Fund                                                             March 13, 2000
>>       Real Estate Fund                                                       March 13, 2000
>>       Small Cap Value Fund                                                   March 13, 2000
>>       Large Company Value Fund                                               March 13, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term Treasury Fund)                March 13, 2000
>>       Government Agency Money Market Fund                                    March 13, 2000
>>       Short-Term Government Fund                                             March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                                   March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted              March 13, 2000
         Treasury Fund)

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                                March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                                          March 13, 2000
>>       Growth Fund                                                            March 13, 2000
>>       Heritage Fund                                                          March 13, 2000
>>       Select Fund                                                            March 13, 2000
>>       Ultra Fund                                                             March 13, 2000
>>       Vista Fund                                                             March 13, 2000
>>       Tax-Managed Value Fund                                                 March 13, 2000
>>       Veedot Fund                                                            March 13, 2000
>>       Veedot Large-Cap Fund                                                  March 13, 2000
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                                     March 13, 2000
>>       Income & Growth Fund                                                   March 13, 2000
>>       Global Gold Fund                                                       March 13, 2000
>>       Utilities Fund                                                         March 13, 2000
>>       Global Natural Resources Fund                                          March 13, 2000
>>       Small Cap Quantitative Fund                                            March 13, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                                  March 13, 2000
>>       Strategic Allocation: Conservative Fund                                March 13, 2000
>>       Strategic Allocation: Moderate Fund                                    March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                                       March 13, 2000
>>       Target 2010 Fund                                                       March 13, 2000
>>       Target 2015 Fund                                                       March 13, 2000
>>       Target 2020 Fund                                                       March 13, 2000
>>       Target 2025 Fund                                                       March 13, 2000
>>       Target 2030 Fund                                                       December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                                  March 13, 2000
>>       International Growth Fund                                              March 13, 2000
>>       International Discovery Fund                                           March 13, 2000
>>       Global Growth Fund                                                     March 13, 2000
>>       Life Sciences Fund                                                     June 1, 2000
>>       Technology Fund                                                        June 1, 2000
>>       European Growth Fund                                                   May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                March 13, 2000
>>       Diversified Bond Fund                                                  August 1, 2001
>>       High-Yield Fund                                                        July 1, 2002

                                                    SCHEDULE E

                                                   C Class Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                                     May 1, 2001
>>       Value Fund                                                             May 1, 2001
>>       Small Cap Value Fund                                                   May 1, 2001
>>       Large Company Value Fund                                               May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund (formerly GNMA Fund)                                   May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                May 1, 2001
>>       High-Yield Fund                                                        July 1, 2002
>>       Diversified Bond Fund                                                  September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                                              May 1, 2001

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                                            May 1, 2001
>>       Ultra Fund                                                             May 1, 2001
>>       Vista Fund                                                             May 1, 2001
>>       Heritage Fund                                                          May 1, 2001
>>       Select Fund                                                            September 3, 2002
>>       New Opportunities II Fund                                              September 3, 2002
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                                     May 1, 2001
>>       Income & Growth Fund                                                   May 1, 2001

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund                                 May 1, 2001
>>       Strategic Allocation:  Moderate Fund                                   May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2030 Fund                                                       May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                              May 1, 2001
>>       Global Growth Fund                                                     May 1, 2001
>>       Life Sciences                                                          May 1, 2001
>>       Technology Fund                                                        May 1, 2001
>>       Emerging Markets Fund                                                  May 1, 2001
>>       European Growth Fund                                                   May 1, 2001

                                                    SCHEDULE F

                                                   Class I Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                                       March 13, 2000
>>       VP Capital Appreciation Fund                                           March 13, 2000
>>       VP International Fund                                                  March 13, 2000
>>       VP Income & Growth Fund                                                March 13, 2000
>>       VP Value Fund                                                          March 13, 2000
>>       VP Equity Index Fund                                                   December 1, 2000
>>       VP Growth Fund                                                         December 1, 2000
>>       VP Ultra Fund                                                          December 1, 2000
>>       VP Vista Fund                                                          December 1, 2000
>>       VP Global Growth Fund                                                  December 1, 2000

                                                    SCHEDULE G

                                                  Class II Funds

Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                                  May 24, 2001
>>       VP Income & Growth Fund                                                May 24, 2001
>>       VP Value Fund                                                          May 24, 2001
>>       VP Ultra Fund                                                          May 24, 2001

                                                    SCHEDULE H

                                                  Class III Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                                  March 6, 2002
>>       VP Income & Growth Fund                                                March 6, 2002
>>       VP Value Fund                                                          March 6, 2002
>>       VP Ultra Fund                                                          March 6, 2002

                                                    SCHEDULE I

                                                   Class A Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                                            September 3, 2002
>>       New Opportunities II Fund                                              September 3, 2002
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                                             September 3, 2002
>>       Large Company Value Fund                                               September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                              September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                September 3, 2002
>>       Diversified Bond Fund                                                  September 3, 2002
>>       High-Yield Fund                                                        September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                                              September 3, 2002

                                                    SCHEDULE J

                                                   Class B Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                                            September 3, 2002
>>       New Opportunities II Fund                                              September 3, 2002
>>       Large Company Growth Fund                                              September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                                             September 3, 2002
>>       Large Company Value Fund                                               September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                              September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                September 3, 2002
>>       Diversified Bond Fund                                                  September 3, 2002
>>       High-Yield Fund                                                        September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                                              September 3, 2002

                                                    SCHEDULE K

                                                  Class C II Funds
Fund                                                                            Date of Agreement
----                                                                            -----------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                                            September 3, 2002
>>       New Opportunities II Fund                                              September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                                             September 3, 2002
>>       Large Company Value Fund                                               September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                                              September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                                September 3, 2002
>>       Diversified Bond Fund                                                  September 3, 2002
>>       High-Yield Fund                                                        September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                                   September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                                              September 3, 2002